SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant     |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
                                         Only
                                              (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         RUSHMORE FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Certificate)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:

     ---------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

     ---------------------------------------------------------------------------

                         RUSHMORE FINANCIAL GROUP, INC.

                                    NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

                                  To be held on

                            Monday, December 29, 2003


     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of RUSHMORE FINANCIAL GROUP, INC., ("RFGI" or the "Company") will be held on Monday, December 29, 2003 at 9:00 a.m., local time, at One Galleria Tower, Suite 375, 13355 Noel Road, Dallas, Texas 75240 for the following purposes:

     1) To elect two classes of three members of the Board of Directors to serve until the 2005 and 2006 annual meetings of shareholders or until their respective successors are duly elected and qualified;

     2)   To ratify the appointment of KBA Group LLP as the Company's auditors;

     3) To amend the Company's Articles of Incorporation to increase the number of Authorized Shares to 50,000,000;

     4) To amend the Company's Articles of Incorporation to change the Name of the Company to: Rush Financial Technologies, Inc.;

     5) To ratify and approve the 2000 and 2002 Incentive Stock Option Plans previously approved by the Board of Directors;

     6) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock of the Company on November 20, 2003 will be entitled to vote at the meeting. For a period of at least ten days prior to the meeting a complete list of shareholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240.

                                          By Order of the Executive Committee


                                          D. M. Rusty Moore, Jr.
                                          Chairman and Chief Executive Officer



December 5, 2003

--------------------------------------------------------------------------------
  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
  ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY FURNISHING WRITTEN NOTICE TO THAT EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                         RUSHMORE FINANCIAL GROUP, INC.

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS


                            Monday, December 29, 2003



         The Board of Directors of Rushmore Financial Group, Inc. ("RFGI" or the "Company") furnishes this proxy statement in connection with a solicitation of proxies. The proxies solicited in connection with this proxy statement will be used at the annual meeting of shareholders of the Company to be held on Monday, December 29, 2003 at 9:00 a.m., local time, at One Galleria Tower, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed forms of proxy are being mailed on or about December 5, 2003.

         The Company's principal executive office is located at One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240, and its telephone number is 972-450-6000.

         At the close of business on, Friday, November 20, 2003 (the "Record Date"), the Company had outstanding and entitled to vote 9,960,396 shares of Common Stock, $.01 par value (the "Common Stock"). The holders of record of such shares on such date will be entitled to one vote at the annual meeting for each share held by them. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting will constitute a quorum for the vote of Common Stock.

         The Annual Report to shareholders for the year ended December 31, 2002, including financial statements, is enclosed with this proxy statement.

                             REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, Suite 300, 13355 Noel Road, Dallas, TX 75240, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                           MATTERS TO BE ACTED UPON

         As of the date of this proxy statement, the Board of Directors of the Company knows of no other matters other than Proposals 1 through 5, described below, which are likely to be presented for consideration at the annual meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. An abstention or non-vote on a matter will not be counted for purposes of determining whether the required vote necessary to approve such matter was received.

Proposal 1 - Election of Directors

         At the annual meeting, the holders of Common Stock will be asked to elect two classes of three members of the Board of Directors. Directors will be elected by a plurality of votes.

Proposal 2 - Ratification of Appointment of Auditors

         At the annual meeting, the holders of Common Stock will be asked to ratify the Board of Directors appointment of KBA Group LLP as the Company's independent auditors for the year ending December 31, 2003 and December 31, 2002. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock present and voting at the annual meeting, is necessary to ratify such appointment. Accordingly, if a shareholder abstains from voting certain shares on the proposals or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have no effect on the vote.

Proposal 3 - Ratification to Increase the Number of Shares Authorized to
             50,000,000

         At the annual meeting, the holders of Common Stock will be asked to approve an amendment to the Articles of Incorporation of the Company to Increase the Number of Shares Authorized to 50,000,000 shares.

Proposal 4 - Ratification of Name Change to Rush Financial Technologies, Inc.

         At the annual meeting, the holders of Common Stock will be asked to approve an amendment to the Articles of Incorporation to Change the Name of the Company to Rush Financial Technologies, Inc.

Proposal 5 - Ratification of 2000 Incentive Stock Option Plan and 2002 Incentive
             Stock Option Plan

         At the annual meeting, the holders of Common Stock will be asked to approve the 2000 Incentive Stock Option Plan and the 2002 Incentive Stock Option Plan.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the meeting, two classes of three directors are to be elected to hold office until the 2005 and 2006 annual meeting of shareholders or until their successors are elected and qualified. The Company's Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, equal or approximately equal in number, serving staggered three year terms, and that the number of directors constituting the Board of Directors shall be not less than three nor more than twenty-one, as established by resolution of the Board of Directors or by the vote of holders of at least 66 2/3% of the Common Stock. Following the annual meeting, the Board of Directors will consist of nine members, with three classes of equal or nearly equal membership.

         Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxies FOR the election of the nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by management.

         The enclosed form of proxy provides a means for holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock does not specify otherwise, the shares represented by such shareholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by management. The withholding of authority or abstention will have no effect upon the election of directors by holders of Common Stock because under Texas law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Common Stock will constitute a quorum, and the shares held by each holder of Common Stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

         The Board of Directors recommends a vote FOR the six nominees to the Board of Directors identified below.


                                   MANAGEMENT


Directors, Director Nominees and Executive Officers

         The following table provides information as of the date of this document, with respect to each of the Company's directors continuing in office, nominees for director and executive officers, and certain key employees of the Company as well as their respective ages and positions are as follows:


                                                                                             Served as Executive
                                                                                             Officer, Director or
         Name                      Age                Position                               Key Employee Since
         ----                      ---                --------                               ------------------

DIRECTOR NOMINEES:
------------------

Class of Nominees with Terms Expiring in 2006

Stephen B. Watson (2), (3)          56               Director Nominee
Charles B. Brewer (2)               53               Director Nominee
D. M. (Rusty) Moore, Jr.  (1)       54               Chairman, Chief Executive Officer               1990
                                                        and President

Class of Nominees with Terms Expiring in 2005

Daniel "Bo" Ritz, Jr                42               Director                                        2002
Gayle C. Tinsley (1)                73               Director, Vice Chairman                         1998
James E. Keller (2),(3)             64               Director Nominee

DIRECTORS CONTINUING IN OFFICE:
-------------------------------

Class of Directors with Terms Expiring in 2004

David C. Demas                      35               Director                                        2000
Randy Rutledge (1)                  54               Director, Chief Financial Officer               2001
Ernest J. Laginess (3)              61               Director                                        2001

OTHER EXECUTIVE OFFICERS OR KEY EMPLOYEES:
------------------------------------------

Richard K. Rainbolt                 40               Director of Technology, RushGroup               1999
Bruce E. Zucker                     54               President, RushTrade Securities, Inc.           2003
Geoffrey St. Ledger                 35               RushTrade Back Office Manager                   2002
Shawn McConnell                     30               Director of Marketing, RushTrade                2002
Jonathan Handy                      38               Chief Compliance/Risk Management Officer        2002
Danny Bordelon                      34               Senior Software Engineer, RushGroup             2000
Hailiang Fu                         49               Senior Software Engineer, RushGroup             2001


--------------------------------------------------------
(1)      Member of Executive Committee
(2)      Member of Audit Committee
(3)      Member of Compensation Committee

         D. M. (Rusty) Moore, Jr., 54, is the primary founder and Chief Executive Officer of Rushmore Financial Group, Inc. and has been President since its formation in 1990. Mr. Moore is a 25-year veteran of the insurance and investment industry. He formerly served as Branch Manager, Regional Vice President, Senior Vice President and National Sales Director, and received numerous awards for outstanding sales management performance with Primerica
Financial Services, now a division of CitiGroup. He is a 1971 graduate from Southern Methodist University with a B.B.A. in Marketing.

         Gayle C. Tinsley, 73, has served as a Director since April 1998 and Vice Chairman, Chief Operations Officer and Executive Director of RushTrade until September 2001. He currently serves as Chief Operating Officer of CW Dalcan Management Services, Ltd., a real estate management company that owns and operates multiple commercial buildings in Texas and Louisiana. Mr. Tinsley has more than 30 years of senior management experience with high tech companies ranging in size from startup to Fortune 500 Corporations. Among his most prominent achievements is the development of the Automated Teller Machine now widely used around the world as an indispensable standard in the banking industry. Mr. Tinsley has also served as a consultant to small businesses in the areas of business and marketing plan development and capital funding. He has held positions as Vice President of Sales, Marketing and Technical Services of VMX Corporation, former President and Chief Executive Officer of Docutel/Olivetti Corporation, and various management positions with Xerox Corporation, Recognition Equipment, Inc. and IBM Corporation, where he began his business career. He received both his B.S. and Master's Degrees from East Texas State University, now Texas A & M University, Commerce.

         Randy Rutledge, 54, has served as a Director since January 2001 and as a consultant to the company since January 2002 and Chief Financial Officer since May 2002. He was the founder and President of Skyhawk Transportation Services, a freight-forwarding firm since 1981 and until 2001. He became a CPA in 1978 and holds a B.B.A. from Southern Methodist University and a M.B.A. from the University of North Texas.

         Charles B. Brewer, 53, is the Company's nominee to serve as a Director for the term expiring in 2006. Mr. Brewer serves as President and Chairman of a non-profit corporation which operates a retirement and assisted living community in Dallas and is developing one in Houston. Mr. Brewer has served as a director of a number of publicly held companies and has been principally employed for the last 10 years in restructuring financially troubled companies on behalf of various creditor groups. Mr. Brewer holds BA and JD degrees from SMU.

         David C. Demas, 35, has served as a Director of the Company since June 2000. Mr. Demas is a Founding Partner and currently serves as a Managing Partner for First Midwest Insurance Group, Inc., a property and casualty, life and health insurance agency in the Chicago area. Mr. Demas has a B.S. in Finance from Indiana University.

         James E. Keller, 64, is the Company's nominee to serve as a Director for the term expiring in 2006. Mr. Keller is a Certified Public Accountant in private practice since 1968. Prior to opening his firm he worked in public accounting and industry in various capacities. He holds a BBA from Austin College.

         Ernest J. Laginess, 61, has served as a Director of the Company since May 2001. Mr. Laginess spent more than 35 years in various executive positions with DaimlerChrysler. He retired in August 2000 as Director of Body Engineering for DaimlerChrysler. He is a founding partner and presently a Director of S&L Holdings LTD, the parent company of Investscape, Inc., an on-line brokerage firm started in 1996 marketing to active investors by providing non-proprietary software trading platforms. Mr. Laginess holds a B.S. in Engineering from the University of Detroit and an M.B.A. from Michigan State University.

         Daniel Lee "Bo" Ritz, Jr., 42, was appointed to the Board to fill a vacancy upon leading an investment group to invest in the Company in October 2002. Mr. Ritz is the President of Institutional Capital Management, Inc.,
(ICM), founded in 1997, an NASD member broker/dealer, specializing in institutional bond and fixed-income securities. ICM also provides corporate finance support smaller public company issuers seeking to raise investment capital. Mr. Ritz is a graduate of Texas A&M University in 1984 in Petroleum Engineering. After a two-year stint with Texas Oil & Gas Corp., he joined the investment firm Marcus, Stowell & Beye where he spent five years as a fixed-income salesman and trader. Prior to founding ICM, he also served as a fixed-income salesman for WestCap & Co. Mr. Ritz is a General Securities, Municipal and Financial & Operations Principal and a Certified Financial Planner, (CFP). He also serves on the advisory board of the Texas A & M Center for New Ventures and Entrepreneurial Studies.

         Stephen B. Watson, 56, is the Company's nominee to serve as a Director for the ensuing term. Mr. Watson is Managing Director of the Dallas office of Stanton Chase International. Prior to Stanton Chase, Mr. Watson was a senior partner at Heidrick & Struggles and the technology practice leader and Board member of Ray & Berndtson. Mr. Watson previously served as President and CEO, and Chairman, of Micronyx, a leading supplier of security products and spent 9 years at Tandem Computers as a regional director and at Burroughs Corporation for over 12 years, where he held various management positions. Mr. Watson received his Bachelor of Science degree in electrical engineering from the University of Wisconsin, and his MBA from Southern Methodist University. Mr.

Watson currently serves on the Associate Board of the Cox School of Business at SMU, as a Board member of the Dallas Summer Musicals, as a member of the steering committee and as the chairman for the awards committee for the Tech Titans Awards. He also serves on the Board of Directors of the North Texas Alumni Association for the University of Wisconsin and the executive committee as vice president of the Dallas Sigma Chi Alumni Association. He is a member of the Editorial Board for Organizational Dynamics, and is a member of Beta Gamma Sigma.

         Richard K. Rainbolt, 40, has served as Director of Software Development of Rushtrade.com since September 1999. His personal experience in the technology field is both diverse and extensive. With a total of over 20 years experience with personal computers and hardware design, he has seen the personal computer revolution from its early development to present. In that time period he has designed several products, for both the consumer and commercial markets. Mr. Rainbolt's presence in product development has been "end-to-end", that is from the beginning concept stages through to product release and support. He has worked on a diverse range of products and technologies, ranging from new Internet technologies and Windows applications to Point-of-Sales terminals, consumer Satellite Receivers and Space Station science payload controllers. Mr. Rainbolt has also served as an engineering consultant to: NASA, Schlumberger, TEC, Ensoniq, Southwest Energy Controls, Union Pacific RR, Weathermatic Controls, Pande Resources and others.

         Bruce E. Zucker, 54, serves as President of RushTrade Securities, Inc. Mr. Zucker joined RushTrade in January 2003 with 30 years of experience in the securities industry. He previously served as President, Chief Executive Officer of MyDiscountBroker, once a nationally recognized and highly rated online brokerage firm, recently acquired by Ameritrade. Under his leadership, MyDiscountBroker opened more than 50,000 accounts with assets exceeding $500 million within five years of launch and was ranked as high as 4th by Kiplinger's and 7th by Gomez Advisors. He has been featured in articles in leading publications such as The Wall Street Journal, USA Today, Barron's, and Fortune, and has been interviewed by CNBC television. Prior to MyDiscountBroker, Mr. Zucker served as Branch Manager for Southwest Securities, Inc. Mr. Zucker holds a Bachelor of Arts degree in Political Science from The University of Texas at Austin in 1972.

         Geoffrey St. Leger, 35, joined the Company as Director of Operations in June 2002. Mr. St. Leger has been in the securities brokerage industry for almost 8 years and has been working with self-directed orders since 1998. He joined Summit Trading in March of 1999, where he was the Options Principal and was responsible for Trading and Margins. Prior to Summit he was a Branch Manager with Momentum Securities and began his securities industry experience with Block Trading. He is a NASD registered principle and holds the following series: 7, 4, 24, 55 and 63. Mr. St. Leger has a Bachelor of Science in Finance from the University of Houston - Clear Lake.

         Shawn D. McConnell, 30, has served as the Director of Marketing since March of 2002. Mr. McConnell has over 5 years experience in the direct access online trading Industry. Prior to joining RushTrade, Mr. McConnell was a Vice President with Brookstone Trading, a direct access-trading firm in Westwood California. He currently holds a B.S. in Finance from the University of Massachusetts.

         Jonathan Handy, 38, joined the Company in September 2002 upon the acquisition of GRO Corporation. He began his brokerage career in 1996 at GRO where he worked his way up through the ranks to become a Trading Desk Supervisor, Principle and Risk Manager. In the fall of 2002 Mr. Handy assumed the responsibilities of Chief Compliance Officer, Risk Management and Trading Desk Director for RushTrade Securities, Inc. He is an NASD registered principle with the Series 7, 24, 63 and 55 designations.

         Danny Bordelon, 34, has served as Senior Software Engineer and Communications Specialist since March of 2000. Mr. Bordelon has over 14 years experience in the Communications Programming Industry. Prior to joining
RushTrade, he was a Consultant Developer with Sabre in Flight Information Display Systems. He has designed and/or developed communications systems for Texas Department of Criminal Justice, Texas Guarantee Student Loan, Lawyers Title and Insurance Corporation, Medstar Corporation, and BondComm Data Systems. He holds a Bachelor of Science degree in Computer Science from the McNeese State University.

         Hailiang Fu, Ph.D., 49, has served as served as Senior Software Engineer since June of 2001. Dr. Fu has over 10 years experience in the computer and software programming industry. Prior to joining RushTrade, he was a computer programmer/analyst with USDA-ARS at Purdue University and a Senior Software Consultant with IBM. He currently holds a B.S. in Applied Sciences from Nanjing Institute of Meteorology, Nanjing, China and M.S. in Forest Meteorology from West Virginia University, and a Ph.D. in Crop Sciences, specializing in computer simulations, from the University of Illinois.

Committees of Directors

         The Board of Directors has the following committees with members for the ensuing years following the election of Directors:

                 Committee                Members
                 ---------                -------

                 Executive                D. M. (Rusty) Moore, Jr. - Chairman
                                          Gayle C. Tinsley
                                          Randy Rutledge

                 Audit                    James E. Keller  - Chairman
                                          Charles Brewer
                                          Stephen B. Watson

                 Compensation             Stephen B. Watson - Chairman
                                          James E. Keller
                                          Ernest J. Laginess


         The Executive Committee conducts the normal business operations of the Company except for certain matters reserved to the Board of Directors. It reviews and makes recommendations to the Board of Directors regarding the size, organization, membership requirements, compensation and other practices and policies of the Board. And reviews and makes recommendations to the Board of Directors regarding the Company's public affairs policies and practices, including its policies with respect to environmental compliance, employee safety and health and equal employment opportunities.

         The Audit Committee recommends to the Board of Directors the firm of certified public accountants that will be appointed to serve as the independent auditors of the Company's annual financial statements. The Committee meets with representatives of that accounting firm to review the plan, scope and results of the annual audit and the recommendations of the independent accountants regarding the Company's internal accounting systems and controls. All members of the Audit Committee are "independent," as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For the year ending December 31, 2002 the Audit Committee did not have a charter and the Board of Directors served as the Audit Committee.

         The Compensation Committee makes recommendations to the Board of Directors with regard to the Company's compensation and benefits policies and practices. The Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of the Company's principal executive officers and also administers the Company's Stock Incentive Plans.

Attendance at Meetings

         During 2002, there were two regular meetings and six special telephonic meetings of the Board of Directors, and one meeting each of the Audit, Compensation and Executive Committees. Each director attended at least 75% of the meetings of the Board and those committees of which he was a member.

Compensation of Directors

         The Company does not provide additional compensation to Directors who are employed by RFGI, but pays each non-employee, independent director a fee of $500 for each Board meeting attended, and automatically grants to each non-employee director non-qualified stock options for 10,000 shares of common stock per year.


Executive Compensation

         The following table sets forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 2002, 2001, and 2000, and the number of options granted, to the Chief Executive Officer of the Company and each other executive officer of the Company whose total cash compensation for the fiscal year ended December 31, 2002 exceeded $100,000:

                             Summary Compensation Table
-------------------------------------------------------------------------------------
                                                                      Long-Term
                                                                   Compensation-
                                                    Sales      Securities Underlying
Name and Principal Position   Year     Salary    Commissions    Options or Warrants
---------------------------- ------ ----------- ------------- -----------------------
D. M. (Rusty) Moore, Jr.      2002   $ 128,475    $    5,500                 -
                              2001     175,000           426           100,000
                              2000     175,000         3,713            10,000



                             OPTIONS/SAR GRANT TABLE
                 (OPTION/WARRANT/SAR GRANTS IN LAST FISCAL YEAR)

                            Number of
                           Securities   Percent of Total                  Market
                           Underlying    Option/Warrant                  Price on
                           Options or      Granted to      Exercise or    Date of
                            Warrants      Employees in      Base Price     Grant    Expiration
NAME                        Granted        Fiscal Year        ($/Sh)      ($/Sh)     Date
------------------------- ------------ ------------------ ------------- ---------- ------------

D. M. (Rusty) Moore, Jr.             -                  - $           - $        -



 AGGREGATED OPTION/WARRANT/GRANT/SAR EXERCISES IN LAST FISCAL YEAR AND FY-ENDED
                         OPTION/WARRANT/GRANT/SAR VALUE
-------------------------------------------------------------------------------------------------------------
                                                     Number of Securities          Value of Unexercised
                                                    Underlying Unexercised             In-The-Money
                                                 Options/Warrants/Grants/SARs   Options/Warrants/Grants/SARs
                                                       at 2002 FYE #                   at 2002 FYE $
                                                ------------------------------ ------------------------------
                           Shares
                          Acquired     Value
                             on       Realized
Name                      Exercise       $       Exercisable/ Unexercisable      Exercisable/ Unexercisable
------------------------ ----------  ---------- ------------------------------ ------------------------------
D. M. (Rusty) Moore, Jr.         -    $      -         130,062/16,993                       $-/$-


Employment Agreements

         The Company has entered into an Employment Agreement with D. M. (Rusty) Moore, Jr. for a three-year period that is renewed monthly. Such agreement is terminable only upon death, disability or for good cause, including resignation. Upon termination for any other reason, the executive is entitled to receive three year's severance pay, a total of $525,000. The Employment Agreement also provides for an automobile expense allowance, expense account and private club membership. Currently, Mr. Moore's base salary is $175,000 annually, of which Mr. Moore has agreed to defer $46,525 in 2002 and $85,000 for 2003. The contract does not call for any bonus or stock grants or options.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 15, 2003, for (1) each person known by the Company to own beneficially 5% or more of the Common Stock, (2) each director and executive officer of the Company and (3) all directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to its or his shares. The addresses of all such persons are in care of the Company.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK
                             AS OF APRIL 15, 2003

                                                                  Percentage
   Name                                   Note        Shares       of Class
   ------------------------------------- ------ ---------------  ------------
   D. M. (Rusty) Moore, Jr.                (1)       1,076,141      10.9%

   Ernest Laginess                         (2)         356,334       3.6%

   David Demas                             (3)         198,167       2.0%

   Gayle C. Tinsley                        (4)         102,000       1.0%

   Richard Rainbolt                        (5)          76,000       0.8%

   Randy Rutledge                          (6)          38,500       0.4%

   Bruce Zucker                            (7)         300,000       3.0%

   Shawn McConnell                                      10,000       0.1%

   Jonathan Handy                                       40,000       0.4%

   Geoffrey St. Leger                                   10,000       0.1%

   Daniel Lee Ritz                         (8)       1,927,133      19.5%

   Robert P. Ross, Jr.                                 476,005       4.8%

   Eyal Shachar                            (9)       2,342,565      23.7%

   All executive officers and directors
       as a group                         (10)       6,952,845      70.3%


          (1) Includes options to purchase 147,055 shares of Common Stock, 20,000 shares held as joint tenants with Mr. Moore's father, and 7,629 shares held of record by Mr. Moore's spouse.
          (2)  Includes options to purchase 10,000 shares of Common Stock.
          (3) Includes options to purchase 20,000 shares of Common Stock, and 166,667 shares owned by a corporation controlled by Mr. Demas.
          (4)  Includes options to purchase 82,000 shares of Common Stock.
          (5)  Includes options to purchase 30,000 shares of Common Stock.
          (6)  Includes options to purchase 20,000 shares of Common Stock.
          (7)  Includes options to purchase 200,000 shares of Common Stock.
          (8) Includes 55,300 shares owned by a corporation controlled by Mr. Ritz, 1,500 shares of 2002A Convertible Preferred convertible into a maximum of 60,000 shares of Common Stock, 1000 shares of 2002A Convertible Preferred owned by a corporation controlled by Mr. Ritz convertible into a maximum of 40,000 shares of Common Stock, warrants to purchase 500,000 shares of common stock granted to a corporation controlled by Mr. Ritz and $185,000 of Convertible Bonds owned by a corporation controlled by Mr. Ritz convertible into a maximum of 1,233,333 shares of Common Stock.
          (9) Includes warrants to purchase 880,000 shares of Common Stock, Options to purchase 200,000 shares of common stock, 1,262,565 shares owned by a corporation controlled by Mr. Shachar, and a maximum of 590,474 shares from Convertible Debentures.
          (10) Includes options, warrants and convertible instruments to purchase 7,435,140 shares of common stock.

Certain Relationships and Related Transactions

         The Company believes that all of the transactions set forth below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

         Under U.S. securities laws, directors, certain executive officers, and persons holding more than 10% of the Company's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and the Company must identify in this Proxy Statement those persons who did not file these reports when due.
Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes all persons subject to reporting filed the required reports on time in 2002 with the exception of Eyal Shachar who was late in filing Form 3.

                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed KBA Group LLP to serve as the Company's independent auditors for the years ending December 31, 2002 and 2003 subject to ratification by stockholders. The shareholders are being asked to ratify the Board's appointment. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment.

         On May 7, 2002, the Board of Directors dismissed Grant Thornton LLP as the Company's independent auditors and appointed King Griffin & Adamson PC as independent auditors. There were no material disagreements with Grant Thornton
LLP at any time during their engagement. Grant Thornton LLP was the Company's independent auditor for the year ending December 31, 2001.

         On March 1, 2003,  King Griffin & Adamson PC changed  their name to KBA
Group LLP. The name change made it necessary for King Griffin & Adamson PC to resign as the independent auditors for the Company. The Board of Directors then appointed the new entity, KBA Group LLP, to serve as independent auditors. There were no material disagreements with King Griffin & Adamson during their engagement.

         KBA Group LLP will have a representative presents at the stockholders meeting and will be available for questions. The Company has extended an invitation to KBA Group to make a presentation to the stockholders if they wish.

         The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2001 and 2002. The amounts include fees billed by both Grant Thornton LLP and KBA Group LLP as indicated.

                                                   2001                                2002
                                     --------------------------------   --------------------------------
                                           Grant            KBA              Grant             KBA
                                       Thornton LLP      Group LLP        Thornton LLP      Group LLP
                                     ---------------  ---------------   ---------------  ---------------
Audit fees                            $       72,909   $            -    $            -   $       73,825
Audit related fees                                 -                -             9,104                -
                                     ---------------  ---------------   ---------------  ---------------
Total audit and audit related fees            72,909                -             9,104           73,825
Tax fees                                           -                -                 -                -
All other fees                                     -                -                 -                -
                                     ---------------  ---------------   ---------------  ---------------
Total                                 $       72,909   $            -    $        9,104   $       73,825
                                     ===============  ===============   ===============  ===============


         The Board of Directors recommends a vote FOR ratification of the appointment of KBA Group LLP as the Company's independent auditors for the fiscal year ending December 31, 2002 and 2003.

                                   PROPOSAL 3
            TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 50,000,000

         The Board of Directors has approved a resolution to amend the Company's Articles of Incorporation to increase the number of Authorized shares to 50,000,000. Our Certificate of Incorporation currently authorizes 10,000,000 shares of common stock and the current number of common shares outstanding is 9,960,396 shares. Currently, there are not enough shares to meet the Company's obligation to its Convertible Bond, convertible debenture, convertible Preferred Stock and Option holders and should the Proposal to Increase the Number of Shares Authorized not be approved the Company would be in default under these obligations. Currently, there are no material agreements in effect or pending that would require the issuance of additional shares other than those necessary for the Company's obligations under the Convertible Bond, convertible debenture, convertible Preferred Stock and Option holder agreements. No change is being proposed to the authorized preferred stock. Our Board believes that the increase in authorized shares is necessary to enable the Company to reserve a sufficient number of shares to meet all known requirements and provide flexibility in the future for general corporate purposes such as stock dividends or splits, acquisitions, equity and convertible security financings, and issuances under stock option, warrant or other employee incentive plans.

         The following table illustrates the before and after effects of proposal 3.

                    NUMBER OF                               AFTER ADOPTION
                  COMMON SHARES              CURRENTLY      OF PROPOSAL 3
     --------------------------------------  ----------     --------------
     Authorized                              10,000,000       50,000,000
     Outstanding                              9,960,396        9,960,396
     Unissued but reserved for:
        Outstanding Preferred Stock                   -          604,000
        Outstanding options                           -        1,644,559
        Outstanding warrants                          -        1,231,000
        Convertible Bonds (maximum)                   -       10,000,000
        Convertible debentures (maximum)              -        1,200,000
        Contractual obligations                       -                -
     Authorized, unissued, and unreserved        39,604       25,360,045

     The proposed amendment would increase the number of shares of common stock that the Company is authorized to issue from 10,000,000 to 50,000,000. The additional 40,000,000 shares would be part of the existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding. The common stock does not and will not have any preemptive rights to purchase newly issued shares. Unless deemed advisable by the Board of Directors, no further stockholder authorization would be sought for the issuance of additional shares of common stock. Other than what has been previously disclosed, the Board of Directors has no material or immediate plans, intentions or commitments to issue additional shares of common stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company. If the amendment is approved, Article Two, Section B of Rushmore Financial Group, Inc.'s Amended and Restated Certificate of Incorporation would be amended and restated to read as follows: "The Corporation is authorized to increase the number of shares of authorized Common stock from 10,000,000 to 50,000,000." If the amendment is approved by the stockholders, we expect to file with the Texas Secretary of State, promptly after the annual meeting, a Certificate of Amendment of Certificate of Incorporation. The shareholders are being asked to approve such amendment. The affirmative vote, either in person or by proxy, of the holders of more than 662/3% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to approve such amendment.

         The Board of Directors recommends a vote FOR approval of the Amendment to the Company's Articles of Incorporation to increase the number of authorized shares to 50,000,000

                                   PROPOSAL 4
       CHANGE THE NAME OF THE COMPANY TO RUSH FINANCIAL TECHNOLOGIES, INC.

         The Board of Directors has approved a resolution to amend the Company's Articles of Incorporation to change the Name of the Company to Rush Financial Technologies, Inc. As part of the Company's repositioning as a financial technology development and direct access online brokerage firm, the Company also over the past two years has divested its insurance, money management and traditional retail brokerage business to narrow its focus on RushTrade and financial technology development. The Board of Directors believes that a name change to Rush Financial Technologies, Inc. is more appropriately descriptive of the Company and allows for differentiation between its subsidiaries.

         If the amendment is approved, Article Two, Section A of Rushmore Financial Group, Inc.'s Amended and Restated Certificate of Incorporation would be amended and restated to read as follows: "The Name of the Corporation is amended to "Rush Financial Technologies, Inc." If the amendment is approved by the stockholders, we expect to file with the Texas Secretary of State, promptly after the annual meeting, a Certificate of Amendment of Certificate of Incorporation. The shareholders are being asked to approve such amendment. The affirmative vote, either in person or by proxy, of the holders of more than 662/3% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to approve such amendment.

         The Board of Directors recommends a vote FOR ratification of the ratification of the resolution to change the name of the company to Rush Financial Technologies, Inc.



                                   PROPOSAL 5
           RATIFICATION OF 2000 AND 2002 INCENTIVE STOCK OPTION PLANS

         The Board of Directors in 2000 and again in 2002 authorized Stock Option Plans. Our Board determined that it is in the best interests the Company and the best interests of our stockholders to adopt the 2000 Stock Option Plan and the 2002 Stock Option Plan in order to attract and retain certain key employees. On June 14, 2000, our Board of Directors adopted the 2000 Stock Option Plan and reserved 500,000 shares of the Company's Common Stock for issuance thereunder subject to stockholder approval. On July 18, 2002, our Board of Directors adopted the 2002 Stock Option Plan and reserved 750,000 shares of the Company's Common Stock for issuance thereunder subject to stockholder approval.

         The Company will not be able to issue such shares upon the exercise of the options granted under either of the Stock Option Plans if Proposal 3 or Proposal 5 is not approved. The shareholders are being asked to approve such Stock Option Plans, copies of which are attached. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to approve such plans.

         Below are summaries of the principal provisions of the 2000 and 2002 Stock Option Plans, which summaries are qualified in its entirety by reference to the full text of the Plans. The full text of the 2000 Stock Option Plan and the 2002 Stock Plan are attached as Exhibit A and Exhibit B, respectively, to this proxy statement.

                             2000 STOCK OPTION PLAN

Purpose

         The purpose of the 2000 Stock Option Plan (the "2000 Plan") is to assist the Company in securing and retaining key employees of outstanding ability by making it possible to offer them an increased incentive to join or continue in the service of the Company and to increase their efforts for its welfare through participation or increased participation in the ownership and growth of the Company.

Administration

         The 2000 Plan shall be administered by the Compensation Committee appointed by the Board of Directors consisting of at least two members of the Board of Directors, who are not employees of the Company. In the absence of an appointment of a Committee, the Board shall serve as the Committee. The Committee shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Committee shall determine which employees shall be granted Options and the terms of such grants. When granting Options, the Committee shall designate the Option as either an Incentive Stock Option or a Non-qualified Stock Option. Determinations by the Committee under the Plan (including, without limitation, determinations of the person to receive Awards, the form, amount and timing of such Awards, and the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Shares subject to the 2000 Plan

         The total number of shares of Common Stock that may be purchased pursuant to Options under the 2000 Plan shall not exceed 500,000 shares of Common Stock. Shares subject to the Options which terminate or expire prior to exercise shall be available for future Awards under the Plan without again being charged against the limitation of 500,000 shares set forth above. Shares issued pursuant to the Plan may be either un-issued shares of Common Stock or reacquired shares of Common Stock held in treasury.

Term of Options Awards

         The following is a description of the permissible terms of Options Awards under the 2000 Plan. Individual Award grants may be more restrictive.

         Exercise Price. The exercise price of the Option shall not be less than the Fair Market Value (as determined by the Committee) of the Common Stock at the time the Option is granted.

         Exercise.  The Committee  shall  determine  whether the Option shall be
exercisable   in  full  at  any  time  during  the  Term  or  in  cumulative  or non-cumulative installments during the Term.

         Termination of Employment. An Optionee's Option shall expire on the expiration of the Term specified in the 2000 Plan, or upon the occurrence of such events as are specified in the agreement. In the event of exercise of the Option after termination of employment, the Optionee may exercise the Option only with respect to the shares which could have been purchased by the Optionee at the date of such termination. However, the Committee may, but is not required to, waive any requirements so that some or all of the shares subject to the Option may be exercised within the time limitation. An Optionee's employment shall be deemed to terminate on the last date for which he receives a regular wage or salary. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur where the Optionee transfers from the Company to one of its Subsidiaries or transfers from a Subsidiary to the Company.

         Death or Disability. Upon termination of an Optionee's employment by reason of death or disability (as determined by the Committee consistent with the definition of Section 422(c)(7) of the Code), the Option shall expire on the earlier of the expiration of (i) the date specified in the Option which in no event shall be later than 12 months after the date of such termination, or (ii) the Term specified elsewhere in the 2000 Plan. The Optionee or his successor in interest, as the case may be, may exercise the Option only as to the shares that could have been purchased by the Optionee at the date of his termination of employment. However, the Committee may, but is not required to, waive any requirements so that some or all of the shares subject to the Option may be exercised within the time limitation described.

         Payment. Payment for shares as to which an Option is exercised shall be made in such manner and at such time or times as shall be provided in the option agreement, including cash, Common Stock of the Company which was previously acquired by the Optionee, or any combination thereof. The Fair Market Value of the surrendered Common Stock as of the date of exercise shall be determined in valuing Common Stock used in payment for Options.

         Transferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee

Stock Adjustments

         In the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, stock dividend, or transaction having similar effect, the total number of shares set forth shall be proportionately and appropriately adjusted by the Committee.

Acceleration Event

         If an Acceleration Event occurs in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors may direct the Committee to declare that any or all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective agreements granting any such Awards.

Modification, Extension and Renewal of Awards

         Subject to the terms and conditions and within the limitations of the 2000 Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender of outstanding Awards (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Company or a Subsidiary, and authorize the granting of new Awards pursuant to the Plan in substitution therefore, and the substituted Awards may bear such different or additional terms and conditions as the Committee shall deem appropriate within the limitations of the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Grantee holding the Award, adversely affect the rights or obligations of such Grantee.

Compliance with Rule 16b-3

         It is intended that the provisions of the 2000 Plan and any Award shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect on April 1, 1997 and as amended, or any successor provisions, as it relates to persons subject to the reporting requirements of Section 16(a) of such Act. Any agreement granting an Award shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such rule as it relates to such Act, such provision shall be deemed to be modified so as to be in compliance with such rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to such Grantee.

                             INCENTIVE STOCK OPTIONS

Terms of Incentive Stock Options

         Each Incentive Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee; provided, however, that the Term shall end no later than 10 years after the date the Incentive Stock Option is granted.

Limitation on Options

         The aggregate Fair Market Value of Common Stock (determined at the time the Incentive Stock Option is granted) subject to Incentive Stock Options granted to an employee under all plans of the employee's employer corporation and its Parent or Subsidiary corporations and that become exercisable for the first time by such employee during any calendar year may not exceed $100,000.

Special Rule for Ten Percent Shareholder

         If at the time an Incentive Stock Option is granted, a participant owns stock of more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its Parent or any of its Subsidiaries, as determined using the attribution rules of Section 425(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                           NON-QUALIFIED STOCK OPTIONS

         In  addition  to  the  other   requirements  of  the  2000  Plan,  each
Nonqualified Stock Option granted shall be exercisable only during a Term fixed by the Committee.

         The Company recognizes that certain persons who receive Nonqualified Stock Options may be subject to restrictions regarding their right to trade Common Stock under applicable securities laws. Such may cause Optionee's exercising such Options not to be taxable under the provisions of Section 83(c) of the Code. Accordingly, Optionee's exercising such Nonqualified Stock Options may consider making an election to be taxed upon exercise of the Option under
Section 83(b) of the Code and to effect such election will file such election with the Internal Revenue Service within thirty (30) days of exercise of the Option and otherwise in accordance with applicable Treasury Regulations.

                              ADDITIONAL PROVISIONS

Stockholder Approval. The Plan shall be submitted for the approval of the stockholders of the Company. If at said meeting the stockholders of the Company do not approve the Plan, the Plan shall terminate.

Compliance with Other Laws and Regulations. The 2000 Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification or exemption of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Amendments. The Board of Directors may discontinue the 2000 Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may (a) increase the total number of shares which may be issued under the 2000 Plan or to any individual under the 2000 Plan, (b) reduce the Option price for shares which may be purchased pursuant to Options under Articles II or III of the 2000 Plan, (c) extend the period during which Awards may be granted, or (d) change the class of Participants to whom Awards may be granted, except as provided in the 2000 Plan. Other than as expressly permitted under the 2000 Plan, no outstanding Award may be revoked or altered in a manner unfavorable to the Grantee without the consent of the Grantee.

No Rights As Shareholder. No Grantee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the Company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares.

Continued Employment Not Presumed. This 2000 Plan and any document describing this 2000 Plan and the grant of any Award hereunder shall not give any Optionee or other Participant a right to continued employment or directorship by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment or directorship of any such person with or without cause.

Effective Date Duration. The Plan shall become effective as of the date of stockholder approval and shall expire ten years thereafter. However, pending the receipt of such approval, the Committee may grant options provided such options contain a provision delaying vesting until receipt of stockholder approval. No Awards may be granted under the Plan after its termination, but Awards granted on or before that date may be exercised according to the terms of the related agreements and shall continue to be governed by and interpreted consistent with the terms hereof.



                             2002 STOCK OPTION PLAN

Purpose

         The purpose of the 2002 Stock Option Plan (the "2002 Plan") is to assist the Company in securing and retaining key employees of outstanding ability by making it possible to offer them an increased incentive to join or continue in the service of the Company and to increase their efforts for its welfare through participation or increased participation in the ownership and growth of the Company.


Administration

         The 2002 Plan shall be administered by the Compensation Committee appointed by the Board of Directors consisting of at least two members of the Board of Directors, who are not employees of the Company. In the absence of an appointment of a Committee, the Board shall serve as the Committee. The

Committee shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Committee shall determine which employees shall be granted Options and the terms of such grants. When granting Options, the Committee shall designate the Option as either an Incentive Stock Option or a Non-qualified Stock Option. Determinations by the Committee under the Plan (including, without limitation, determinations of the person to receive Awards, the form, amount and timing of such Awards, and the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Shares subject to the 2002 Plan

         The total number of shares of Common Stock that may be purchased pursuant to Options under the 2000 Plan shall not exceed 1,000,000 shares of Common Stock. Shares subject to the Options which terminate or expire prior to exercise shall be available for future Awards under the Plan without again being charged against the limitation of 1,000,000 shares set forth above. Shares issued pursuant to the Plan may be either un-issued shares of Common Stock or reacquired shares of Common Stock held in treasury.

Term of Options Awards

         The following is a description of the permissible terms of Options Awards under the 2002 Plan. Individual Award grants may be more restrictive.

         Exercise Price. The exercise price of the Option shall not be less than the Fair Market Value (as determined by the Committee) of the Common Stock at the time the Option is granted.

         Exercise.  The Committee  shall  determine  whether the Option shall be
exercisable   in  full  at  any  time  during  the  Term  or  in  cumulative  or non-cumulative installments during the Term.

         Termination of Employment. An Optionee's Option shall expire on the expiration of the Term specified in the 2000 Plan, or upon the occurrence of such events as are specified in the agreement. In the event of exercise of the Option after termination of employment, the Optionee may exercise the Option only with respect to the shares which could have been purchased by the Optionee at the date of such termination. However, the Committee may, but is not required to, waive any requirements so that some or all of the shares subject to the Option may be exercised within the time limitation. An Optionee's employment shall be deemed to terminate on the last date for which he receives a regular wage or salary. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur where the Optionee transfers from the Company to one of its Subsidiaries or transfers from a Subsidiary to the Company.

         Death or Disability. Upon termination of an Optionee's employment by reason of death or disability (as determined by the Committee consistent with the definition of Section 422(c)(7) of the Code), the Option shall expire on the earlier of the expiration of (i) the date specified in the Option which in no event shall be later than 12 months after the date of such termination, or (ii) the Term specified elsewhere in the 2002 Plan. The Optionee or his successor in interest, as the case may be, may exercise the Option only as to the shares that could have been purchased by the Optionee at the date of his termination of employment. However, the Committee may, but is not required to, waive any requirements so that some or all of the shares subject to the Option may be exercised within the time limitation described.

         Payment. Payment for shares as to which an Option is exercised shall be made in such manner and at such time or times as shall be provided in the option agreement, including cash, Common Stock of the Company which was previously acquired by the Optionee, or any combination thereof. The Fair Market Value of the surrendered Common Stock as of the date of exercise shall be determined in valuing Common Stock used in payment for Options.

         Transferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee

Stock Adjustments

         In the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, stock dividend, or transaction having similar effect, the total number of shares set forth shall be proportionately and appropriately adjusted by the Committee.

Acceleration Event

         If an Acceleration Event occurs in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors may direct the Committee to declare that any or all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective agreements granting any such Awards.

Modification, Extension and Renewal of Awards

         Subject to the terms and conditions and within the limitations of the 2002 Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender of outstanding Awards (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Company or a Subsidiary, and authorize the granting of new Awards pursuant to the Plan in substitution therefore, and the substituted Awards may bear such different or additional terms and conditions as the Committee shall deem appropriate within the limitations of the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Grantee holding the Award, adversely affect the rights or obligations of such Grantee.

Compliance with Rule 16b-3

         It is intended that the provisions of the 2002 Plan and any Award shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect on April 1, 1997 and as amended, or any successor provisions, as it relates to persons subject to the reporting requirements of Section 16(a) of such Act. Any agreement granting an Award shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such rule as it relates to such Act, such provision shall be deemed to be modified so as to be in compliance with such rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to such Grantee.

                             INCENTIVE STOCK OPTIONS

Terms of Incentive Stock Options

         Each Incentive Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee; provided, however, that the Term shall end no later than 10 years after the date the Incentive Stock Option is granted.

Limitation on Options

         The aggregate Fair Market Value of Common Stock (determined at the time the Incentive Stock Option is granted) subject to Incentive Stock Options granted to an employee under all plans of the employee's employer corporation and its Parent or Subsidiary corporations and that become exercisable for the first time by such employee during any calendar year may not exceed $100,000.

Special Rule for Ten Percent Shareholder

         If at the time an Incentive Stock Option is granted, a participant owns stock of more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its Parent or any of its Subsidiaries, as determined using the attribution rules of Section 425(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                           NON-QUALIFIED STOCK OPTIONS

         In  addition  to  the  other   requirements  of  the  2002  Plan,  each
Nonqualified Stock Option granted shall be exercisable only during a Term fixed by the Committee.

         The Company recognizes that certain persons who receive Nonqualified Stock Options may be subject to restrictions regarding their right to trade Common Stock under applicable securities laws. Such may cause Optionee's exercising such Options not to be taxable under the provisions of Section 83(c) of the Code. Accordingly, Optionee's exercising such Nonqualified Stock Options may consider making an election to be taxed upon exercise of the Option under
Section 83(b) of the Code and to effect such election will file such election with the Internal Revenue Service within thirty (30) days of exercise of the Option and otherwise in accordance with applicable Treasury Regulations.

                              ADDITIONAL PROVISIONS

Stockholder Approval. The Plan shall be submitted for the approval of the stockholders of the Company. If at said meeting the stockholders of the Company do not approve the Plan, the Plan shall terminate.

Compliance with Other Laws and Regulations. The 2002 Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification or exemption of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Amendments. The Board of Directors may discontinue the 2002 Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may (a) increase the total number of shares which may be issued under the 2002 Plan or to any individual under the 2002 Plan, (b) reduce the Option price for shares which may be purchased pursuant to Options under Articles II or III of the 2002 Plan, (c) extend the period during which Awards may be granted, or (d) change the class of Participants to whom Awards may be granted, except as provided in the 2002 Plan. Other than as expressly permitted under the 2002 Plan, no outstanding Award may be revoked or altered in a manner unfavorable to the Grantee without the consent of the Grantee.

No Rights As Shareholder. No Grantee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the Company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares.

Continued Employment Not Presumed. This 2002 Plan and any document describing this 2002 Plan and the grant of any Award hereunder shall not give any Optionee or other Participant a right to continued employment or directorship by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment or directorship of any such person with or without cause.

Effective Date Duration. The Plan shall become effective as of the date of stockholder approval and shall expire ten years thereafter. However, pending the receipt of such approval, the Committee may grant options provided such options contain a provision delaying vesting until receipt of stockholder approval. No Awards may be granted under the Plan after its termination, but Awards granted on or before that date may be exercised according to the terms of the related agreements and shall continue to be governed by and interpreted consistent with the terms hereof.

         The Board of Directors recommends a vote FOR ratification of the 2000 and 2002 Incentive Stock Option Plans.


                          SHAREHOLDER PROPOSALS FOR THE
                       2004 ANNUAL MEETING OF SHAREHOLDERS

         The Company must receive proposals of shareholders at its principal executive office at One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240, by January 1, 2004, for the inclusion in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting of shareholders.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         GRANT THORNTON, L.L.P. served as the Company's principal independent public accountants for 2000 and 2001. KBA Group LLP has been appointed by the Company to serve in 2002 and 2003, subject to ratification by the shareholders at the annual meeting.


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

                             AUDIT COMMITTEE REPORT

         The Board of Directors serves as the Audit Committee and is responsible for developing and monitoring the Company's audit program. Additionally, the Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting and practices. The Audit Committee is comprised of the entire Board of Directors. The Audit Committee does not act under a written charter.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

         The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

      Audit Committee of Company consisting of:

        Dewey M. Moore, Jr., Chairman
        Randy Rutledge
        Gayle C. Tinsley
        Daniel Lee Ritz
        Robert P. Ross, Jr.
        Eyal Shachar
        David C. Demas
        Ernest J. Laginess


                                  OTHER MATTERS


         The Company will pay the cost of solicitation of proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.

                                           By Order of the Executive Committee




                                           D. M. (Rusty) Moore, Jr.
                                           President and Chief Executive Officer


December 5, 2003


                               Common Stock Proxy
                         Rushmore Financial Group, Inc.
    This Common Stock Proxy is Solicited on Behalf of the Board of Directors


         The undersigned hereby (1) acknowledges receipt of the Notice of Annual
Meeting of Shareholders  ("the Meeting") of Rushmore  Financial Group, Inc. (the
"Company") to be held at One Galleria Tower, Suite 375, 13355 Noel Road, Dallas,
Texas 75240, on Monday, December 29, 2003, beginning at 9:00 a.m., local time, and the Proxy Statement in connection therewith and (2) appoints D. M. (Rusty)
Moore, Jr. and Randy Rutledge, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common
Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

         I, the undersigned, direct that this proxy be voted as follows:

1.   ELECTION OF DIRECTORS:
     [ ] FOR all nominees listed below          [ ] WITHHOLD AUTHORITY to vote for   [ ] ABSTAIN
      (except as marked to the contrary below)      all nominees listed below            from voting


         Stephen B. Watson, Charles B. Brewer, D. M. (Rusty) Moore, Jr.,
            Daniel "Bo" Ritz, Jr., Gayle C. Tinsley, James E. Keller

(To vote for any other individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2.  RATIFY APPOINTMENT OF KBA GROUP L.L.P. AS THE COMPANY'S AUDITORS

    [ ] FOR ratification    [ ] AGAINST ratification   [ ]  ABSTAIN from voting

3.  RATIFY INCREASE OF SHARES AUTHORIZED TO 50,000,000

    [ ] FOR ratification    [ ] AGAINST ratification   [ ]  ABSTAIN from voting

4.  RATIFY NAME CHANGE TO RUSH FINANCIAL TECHNOLOGIES, INC.

    [ ] FOR ratification    [ ] AGAINST ratification   [ ]  ABSTAIN from voting

5.  RATIFY 2000 INCENTIVE STOCK OPTION PLAN AND 2002 INCENTIVE STOCK OPTION PLAN

    [ ] FOR ratification    [ ] AGAINST ratification   [ ]  ABSTAIN from voting

6. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

         This proxy will be voted as specified above if not revoked prior to the Meeting. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in item 2, 3, 4, and 5 above.

         The undersigned may revoke this proxy at any time and hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

         If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy to the Company.


     Date __________________________, 2003



___________________________________          ___________________________________
Signature of Shareholder                     Signature of Shareholder

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.